SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 15, 2002

                             Anaren Microwave, Inc.
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               (Exact Name of Registrant as Specified in Charter)

    New York                      000-6620                    16-0928561
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 (State or Other                (Commission                 (I.R.S. Employe
 Jurisdiction of                File Number)               Identification No.)
 Incorporation)

               6635 Kirkville Road, East Syracuse, New York 13057
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (315) 432-8909
                                                           ----------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

      Anaren Microwave, Inc. has adopted a Code of Ethics and Business Conduct for all of its directors, officers and employees (including without limitation the chief executive officer and senior financial officers). The Code of Ethics and Business Conduct complies with the requirements of the Sarbanes-Oxley Act of 2002 and Nasdaq's currently proposed rules and emphasizes the Company's commitment to conduct its business affairs in a fair, honest and ethical manner.

      For further information, see the Company's Code of Ethics and Business Conduct attached as Exhibit 99.1 to this current report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: November 15, 2002

                                     ANAREN MICROWAVE, INC.

                                     By: /s/ Lawrence A. Sala
                                         ---------------------------------
                                           Lawrence A. Sala
                                           President and Chief Executive Officer

EXHIBIT INDEX

The following Exhibit is filed as part of this report:
  Exhibit 99.1 Code of Ethics and Business Conduct


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